UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2024

SAIA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-49983	48-1229851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway Suite 400
Johns Creek, Georgia		30097
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 232-5067

No Changes.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SAIA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 17, 2024, Saia, Inc., through its wholly owned subsidiary, Saia Motor Freight Line, LLC (the “Purchaser”), completed the acquisition of 17 freight terminals of Yellow Corporation and certain of its subsidiaries (collectively, “Yellow”) for an aggregate purchase price of $235.7 million in cash (the “Yellow Real Estate Acquisition”). These freight terminals are located in the following markets: Fresno, California; Seaford, Delaware; Augusta, Georgia; Bowling Green, Kentucky; Paducah, Kentucky; West Boston, Massachusetts; Grand Rapids, Michigan; Grayling, Michigan; Duluth, Minnesota; Owatonna, Minnesota; Trenton, New Jersey; Rochester, New York; Akron, Ohio; Youngstown, Ohio; Reading, Pennsylvania; Knoxville, Tennessee; and Laredo, Texas.

The Yellow Real Estate Acquisition was consummated pursuant to an Asset Purchase Agreement, dated December 5, 2023, among Saia, Inc., the Purchaser and Yellow (the “Purchase Agreement”), a copy of which was filed as Exhibit 2.1 to a Current Report on Form 8-K, dated December 11, 2023.

In addition to the Yellow Real Estate Acquisition, on January 17, 2024, the Purchaser completed the acquisition of Yellow’s interests in leases for 11 freight terminals (the “Yellow Leases”) for an aggregate purchase price of $7.9 million in cash, plus the assumption of certain liabilities under the Yellow Leases and the payment of cure costs required to be paid pursuant to Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”). The Yellow Leases are for freight terminals located in the following markets: Orange, California; Billings, Montana; Butte, Montana; Missoula, Montana; Las Vegas, Nevada; Bismarck, North Dakota; Rapid City, South Dakota; Watertown, South Dakota; St. George, Utah; Cheyenne, Wyoming; and Evansville, Wyoming.

The Yellow Real Estate Acquisition and the purchase of the Yellow Leases were completed under Section 363 and 365 of the Bankruptcy Code and were confirmed by orders of the U.S. Bankruptcy Court for the District of Delaware.

Item 9.01	Financial Statements and Exhibits

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.

Date: January 23, 2024	/s/ Kelly W. Benton
Kelly W. Benton
Vice President and Chief Accounting Officer (Principal Accounting Officer)